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                               CMG SMALL CAP FUND
                                  (THE "FUND")
           SUPPLEMENT TO THE FUND'S PROSPECTUS DATED DECEMBER 1, 2005

1. The Board of Trustees of the CMG Small Cap Growth Fund ("Small Cap Growth Fund") has approved a proposal to reorganize the Small Cap Growth Fund into the Fund immediately following the reorganization of Small Cap Growth Fund and the Fund (collectively referred to as the "Funds") as series of Columbia Funds Institutional Trust, which was previously approved by shareholders of the Funds at a meeting held on September 16, 2005. Subject to satisfaction of various conditions, it is expected that on March 27, 2006, all of the assets of the Small Cap Growth Fund will be transferred to the Fund and shareholders of the Small Cap Growth Fund will receive shares of the Fund in exchange for their shares.

2. It is also expected that, effective on and after March 27, 2006, the Fund will change its name to "CMG Small Cap Growth Fund," and the investment advisory contract for the Fund will be revised to provide that Columbia Management Advisors, LLC (the "Advisor") will bear all expenses of the Fund (other than management fees, disinterested trustees' fees and expenses, including their legal counsel, auditing expenses, interest on fund borrowings, portfolio transaction expenses, taxes and extraordinary expenses) to the extent they exceed an annual rate of 0.05% of the Fund's average daily net assets. In addition, the Advisor and/or its affiliated service providers have contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% until November 30, 2009.

3. The first paragraph under the heading "PRINCIPAL INVESTMENT STRATEGIES" is revised in its entirety as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index. As of October 31, 2005, under the above definition, companies with a market capitalization of $5.33 billion or less would be considered small cap. Most of the assets will be invested in U.S. common stocks expected to experience long-term, above average earnings growth. The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts ("derivatives"), and American Depository Receipts. The Fund may also invest in equity securities of foreign issuers when consistent with the Fund's investment goal. The Fund may invest up to 20% of its total assets in foreign securities.


ILT-47/106448-0206                                             February 17, 2006